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                                                                  EXHIBIT 10.13


                            FIRST COASTAL CORPORATION
                   1996 STOCK OPTION AND EQUITY INCENTIVE PLAN


          FIRST COASTAL CORPORATION (the "Corporation") sets forth herein the terms of this 1996 Stock Option and Equity Incentive Plan (the "Plan") as follows:

1.        PURPOSE

          The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. To this end, the Plan provides for the grant of stock options and the issuance of shares of stock as a bonus, including restricted stock, all as set out herein.

          Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently enacted tax statute (the "Code"), except (i) to the extent that any such Option would exceed the limitations set forth in
Section 7 below; (ii) for Options specifically designated at the time of grant as not being "incentive stock options" and (iii) for Options granted to directors of the Corporation who are not officers or other salaried employees of the Corporation or any of its subsidiaries ("Non-Employee Directors"). Shares of stock may also be issued to employees pursuant to the Plan as a bonus or in lieu of a cash bonus and such shares may be subject to vesting and transfer restrictions, in accordance with the provisions of Section 6 below. Such grants and awards are referred to collectively as "Incentive Awards." Each Incentive Award shall be evidenced by a written agreement between the Corporation and the recipient employee setting out the terms and conditions of the grant (an "Agreement").

2.        ADMINISTRATION

          (a) BOARD. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Incentive Award granted or Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Incentive Award granted or Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Incentive Award granted or Agreement entered into hereunder shall be final and conclusive.

          (b) COMMITTEE. The Board may from time to time appoint an Incentive Compensation Committee (the "Committee") consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Corporation or any of its subsidiaries, and each of whom shall qualify in all respects as an "outside director" for purposes of Treasury Regulations Section 1.162-27(e)(3) and, to the extent required to satisfy the requirements of Rule


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16b-3 of the Securities and Exchange Commission under the Securities Exchange
Act of 1934 (the "Exchange Act"), as a "disinterested person". The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

          (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Incentive Award granted or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

          (e) ACTION BY THE BOARD. Except as indicated below, the Board may act under the Plan other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above with respect to Incentive Awards granted to individuals who are subject to Section 16 of the Exchange Act, only if a majority of the members of the Board are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act. This restriction on the Board's actions under the Plan, however, shall not apply in the event the restriction ceases to be a requirement for reliance upon the exemption provided by Rule 16b-3.

3.        STOCK

          The stock that may be issued pursuant to Incentive Awards granted under the Plan shall be shares of Common Stock, par value $1.00 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Incentive Awards granted under the Plan shall not exceed in the aggregate 130,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 17 below. If any Incentive Award expires, terminates, or is terminated or forfeited for any reason prior to exercise or vesting in full, the shares of Stock that were subject to the unexercised or forfeited portion of such Incentive Award shall be available for future Incentive Awards granted under the Plan.

4.        ELIGIBILITY

          (a) EMPLOYEES. Incentive Awards may be granted under the Plan to any full-time employee of the Corporation or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any officer or other employee of the Corporation or any Subsidiary in any calendar year is 30,000 shares (subject to adjustment as provided in Section 17 hereof).


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          (b)  NON-EMPLOYEE DIRECTORS.  Subject to the availability of shares issued under Section 3 of the Plan, (i) on the date of the first public offering of the Corporation's Stock occurring after the effective date (as defined in Section 5(a) below) an Option to purchase up to 1,500 shares of Stock, at the price at which the Stock is offered to the public in such offering and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each individual who is serving as a Non-Employee Director on that date, except that such Options shall not be granted if no such offering occurs before December 31, 1996 and (ii) as of each annual meeting of stockholders of the Company occurring after December 31, 1996, an Option to purchase up to 500 shares of Stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each Non-Employee Director who is elected to the Board of Directors of the Corporation by the stockholders at such meeting or whose term of office continues after such meeting.

5.        EFFECTIVE DATE AND TERM OF THE PLAN

          (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by a majority of the votes present, either in person or by proxy, and entitled to vote at a duly held meeting of the stockholders at which a quorum representing at least one-third of all the outstanding voting stock is present, either in person or by proxy; PROVIDED, HOWEVER, that upon approval of the Plan by the stockholders of the Corporation as set forth above, all Incentive Awards granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Incentive Awards granted hereunder shall be null and void and of no effect.

          (b) TERM. The Plan shall terminate on the date ten years from the effective date.

6.        GRANT OF INCENTIVE AWARDS

          (a) OPTIONS. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

          (b) BONUS AND RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Holders"), shares of Stock, subject to the attainment of such performance objectives, the completion of such service requirements (if any) and the payment of such amount (if any) as the Board shall determine and specify as a condition to making such grant. Each such grant shall be effected by the execution of an Agreement setting out the terms and conditions applicable thereto and by the issuance of shares of Stock or restricted Stock. Agreements covering bonus or restricted Stock awards need not contain the same or similar provisions, PROVIDED, that all such Agreements shall comply with the terms of the Plan. Upon attainment of the specified objectives and requirements (or, to the extent specified by the Board, partial attainment of such objectives and requirements), the Holder shall be entitled to shares of Stock specified in the grant (or the portion of such shares earned by partial attainment of the objectives and requirements, as applicable) free of restrictions, except that such shares of Stock shall continue to be subject to the restrictions set out in Sections 10(d) and 15. Except as shall otherwise have been specified in the Agreement at the time of grant or in any duly executed amendment thereto, the shares of restricted Stock (or appropriate portion thereof) shall be forfeited and shall again be available for regrant under the terms of the Plan upon
(i) the failure of the Holder to pay the price (if any) specified for the shares within the time set by the Board at the time of the grant, (ii) upon the expiration of the specified period for attaining performance objectives without such


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objectives having been achieved or (iii) upon termination of the Holder's employment without the Holder having satisfied the service requirement specified at the time of grant. The Board may require that the certificates evidencing the grant of shares of restricted Stock hereunder be held in escrow until such restrictions have expired. The Board may also cause a legend to be placed on such certificates making appropriate reference to the restrictions to which the shares are subject.

          (c) DATE OF GRANT. The date on which the Board approves the grant of an Incentive Award shall be considered the date on which such Incentive Award is granted.

7.        LIMITATION ON INCENTIVE STOCK OPTIONS

          An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d)(1) of the Code) does not exceed $100,000.

8.        OPTION AGREEMENTS

          All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

9.        OPTION PRICE

          The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or one hundred percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an "incentive stock option" (within the meaning of Section 422 of the Code) shall be not less than the greater of par value or one hundred and ten percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

10.       TERM AND EXERCISE OF OPTIONS

          (a) TERM. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Non-Employee Directors, on such


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date prior thereto as may be fixed by the Board and stated in the Option
Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an "incentive stock option" (within the meaning of Section 422 of the Code) shall in no event be exercisable after the expiration of five years from the date it is granted.

          (b) OPTION PERIOD AND LIMITATIONS ON EXERCISE. Each Option granted under the Plan to persons other than Non-Employee Directors shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; PROVIDED, HOWEVER, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Each Option granted to a Non-Employee Director shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 5 above.

          (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Notwithstanding the preceding sentence, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Corporation, may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an "incentive stock option" (within the meaning of Section 422 of the Code) ("Incentive Stock Option"), which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.


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          (d)  RESTRICTIONS ON TRANSFER OF STOCK AND RIGHTS OF CORPORATION TO
REPURCHASE SHARES. If an Option is exercised before the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of stockholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend, if necessary to qualify for an exemption under Rule 16b-3 under the Exchange Act, restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above. The Board may provide in the Agreement relating to an Incentive Award granted to an employee or in a separate instrument for (a) restrictions and limitations on the transferability of the shares of Stock issued or to be acquired upon exercise of an Option granted as a part of such Incentive Award, (b) an agreement between the Optionee and the Corporation for the sale of such shares by the Optionee and their purchase by the Corporation upon the happening of such events, and at such price and under such other terms and conditions as the Board shall determine and
(c) such other restrictions or limitations on such shares as it may deem advisable, including restrictions pursuant to Section 15 hereof. All share certificates issued to evidence shares of Stock issued hereunder (including shares issued as a result of the exercise of an Option) shall bear such legends and statements as the Board shall deem appropriate or advisable to reflect any such restrictions, limitations or agreements.

11.       TRANSFERABILITY OF OPTIONS

          During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or conservator, committee or other legal representative) may exercise the Option, except that such restriction shall apply in the case of an Option that is not an Incentive Stock Option only if such restriction is required to satisfy the requirements of Rule 16b-3 under the Exchange Act. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12.       TERMINATION OF EMPLOYMENT OR SERVICE

          (a) EMPLOYEES. Upon the termination of the employment of an Optionee with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10(b)), in the event of termination of employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time after such termination of employment and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Upon the termination of the employment of a Holder with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Holder, any shares of restricted Stock that have not become vested shall be forfeited. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee or Holder is immediately thereafter employed with the Corporation or any Subsidiary.

          (b) NON-EMPLOYEE DIRECTORS. Any Option granted to a Non-Employee Director shall not terminate until the expiration of the ten-year term of the Option regardless of whether the


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Non-Employee Director continues to serve as a director of the Corporation or any subsidiary of the Corporation, as applicable.

13.       RIGHTS IN THE EVENT OF DEATH OR DISABILITY

          (a) DEATH OF AN EMPLOYEE. If the Optionee dies while employed by the Corporation or a Subsidiary or after termination of employment and during the period in which an Option may be exercised hereunder, except as otherwise is provided in the Option Agreement relating to such Option, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of the Optionee's death and prior to termination of the Option as provided in Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that in the event of the death of the Optionee, the holder of an Option may (subject to the general limitations on exercise set forth in Section 10(b)), exercise an Option, in whole or in part, at any time after the Optionee's death and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The extent to which shares of restricted Stock shall become vested as a result of the Holder's death while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

          (b) DISABILITY OF AN EMPLOYEE. If the Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time after such termination of employment and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. The extent to which shares of restricted Stock shall become vested as a result of the Holder's disability while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

          (c) DEATH OR DISABILITY OF A NON-EMPLOYEE DIRECTOR. Any Option granted to a Non-Employee Director shall continue to be exercisable following the death or disability of the Non-Employee Director until the expiration of the Option under Section 10(a) above.

14.       USE OF PROCEEDS

          The proceeds received by the Corporation from the sale of Stock pursuant to Incentive Awards granted under the Plan shall constitute general funds of the Corporation.


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15.       REQUIREMENTS OF LAW

          (a) VIOLATIONS OF LAW. The Corporation shall not be required to sell or issue any shares of Stock under any Incentive Award if the sale or issuance of such shares would constitute a violation by the individual receiving such shares or exercising an Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          (b) COMPLIANCE WITH RULE 16B-3. The Plan is intended to comply with Rule 16b-3 or its successor under the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, any provision of the Plan or action of the Plan administrators that is inconsistent with such Rule shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators.

16.       AMENDMENT AND TERMINATION OF THE PLAN

          The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by a majority of the votes present, either in person or by proxy, and entitled to vote at a duly held meeting of stockholders at which a quorum representing at least one-third of all the outstanding voting stock of the Corporation is present, either in person or by proxy, (a) change the requirements as to eligibility to receive Incentive Awards; (b) increase the maximum number of shares of Stock in the aggregate that may be issued pursuant to Incentive Awards granted under the Plan (except as permitted under Section 17 hereof); or (c) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Incentive Award, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan.

17.       EFFECT OF CHANGES IN CAPITALIZATION

          (a) CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the issuance of which Incentive Awards may be granted under the Plan shall be adjusted proportionately and appropriately by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and appropriately so that the proportionate interest of


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


the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

          (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION. Subject to Subsection (c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

          (c) REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. Except as otherwise provided in the Option Agreement with respect to an Option granted other than to a Non-Employee Director, in the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

          (d) ADJUSTMENTS. Adjustments under this Section 17 related to Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          (e) NO LIMITATIONS ON CORPORATION. The grant of an Incentive Award pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.       DISCLAIMER OF RIGHTS

          No provision in the Plan or in any Incentive Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the


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


employ or service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

19.       NONEXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                   *    *    *

          This Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on the 2nd day of May, 1996.


                                        /s/ Patricia Briand
                                        ----------------------------------------
                                        Secretary of the Corporation


          This Plan was duly approved by the stockholders of the Corporation at a meeting held on the 11th day of June, 1996.


                                        /s/ Patricia Briand
                                        ----------------------------------------
                                        Secretary of the Corporation



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